June 29, 2004
THE DREYFUS/LAUREL FUNDS TRUST.- DREYFUS PREMIER CORE VALUE FUND

Supplement to Statement of Additional Information dated May 1, 2004

     The following information supercedes and replaces any contrary information contained in the section of the Fund's Statement of Additional Information entitled "Management Arrangements."

The Fund's portfolio managers, who comprise the Large Cap Value Team of The Boston Company Asset Management, which is an affiliate of Dreyfus, are Brian Ferguson (chairman of the Large Cap Value Team),William E. Costello, Robert J. Eastman and J. David Macey.

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